UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2014 (April 10, 2014)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Amendment and Restatement of 2003 Equity Incentive Plan

On April 10, 2014, at the Company’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Adobe Systems Incorporated (the “Company”) approved an amendment of the Adobe Systems Incorporated 2003 Equity Incentive Plan (the “2003 Plan”) to increase the available share reserve by 8.85 million shares as described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 28, 2014 (the “Proxy Statement”). The amended 2003 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board of Directors”).

A summary of the amended 2003 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the amended 2003 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 10, 2014, the Company’s stockholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1.  Elect thirteen members of the Board of Directors, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Amy L. Banse	406,925,152	4,936,691	1,009,773	38,784,777
Kelly J. Barlow	406,270,181	5,568,233	1,033,202	38,784,777
Edward W. Barnholt	406,506,158	5,349,179	1,016,279	38,784,777
Robert K. Burgess	408,269,539	3,594,216	1,007,861	38,784,777
Frank A. Calderoni	409,225,315	2,626,937	1,019,364	38,784,777
Michael R. Cannon	407,015,319	4,840,243	1,016,054	38,784,777
James E. Daley	405,471,842	6,384,190	1,015,584	38,784,777
Laura B. Desmond	411,421,630	441,765	1,008,221	38,784,777
Charles M. Geschke	408,611,051	3,285,089	975,276	38,784,777
Shantanu Narayen	410,515,732	1,383,252	972,632	38,784,777
Daniel L. Rosensweig	406,695,679	5,114,469	1,061,268	38,784,777
Robert Sedgewick	404,219,322	7,642,977	1,009,317	38,784,777
John E. Warnock	405,269,517	6,647,213	954,886	38,784,777

2.  Approve the amendment of the Adobe Systems Incorporated 2003 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
368,893,336	42,602,076	1,376,204	38,784,777

3.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on November 28, 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
439,002,807	10,944,308	1,709,278	—

4.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
373,167,633	38,198,001	1,505,982	38,784,777

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: April 14, 2014	By:	/s/ Michael Dillon
Michael Dillon
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X